Exhibit 3.3

(Seal of the State of California)	State of California March Fong Eu	Form LP-1

Secretary of State

CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT-Read instructions on back before completing this form

This certificate is presented for filing purposes pursuant to Section 15621, California Corporations Code.

1.	NAME OF LIMITED PARTNERSHIP

    Redwood Mortgage Investors VIII, a California limited partnership

2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE
650 El Camino Real, Suite G	Redwood City, CA	94063

3. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS IN ANOTHER STATE	CITY	ZIP CODE

4.	Complete if limited partnership was formed prior to July 1, 1984 and is in existence on date this certificate is executed.

5.	ORIGINAL LIMITED PARTNERSHIP WAS RECORDED ON 19 , WITH THE RECORDER OF COUNTY. FILE OR RECORDATION NUMBER

6.	NAMES AND ADDRESS OF ALL GENERAL PARTNERS (CONTINUE ON SECOND PAGE IF NECESSARY)

NAME: D. Russell Burwell	NAME: Gymno Corporation, a California Corporation
ADDRESS: 650 El Camino Real, Suite G	ADDRESS: 650 El Camino Real, Suite G
CITY: Redwood City STATE: CA ZIP CODE: 94063	CITY: Redwood City STATE: CA ZIP CODE: 94063

NAME: Michael R. Burwell	NAME:
ADDRESS: 650 El Camino Real, Suite G	ADDRESS:
CITY: Redwood City STATE: CA ZIP CODE: 94063	CITY:

NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS
NAME: Stephen C. Ryan, Esq.
ADDRESS: 235 Montgomery Street, Suite 450	CITY: San Francisco STATE: ca ZIP CODE: 94104

7. Other matters to be included in this CERTIFICATE MAY STATED ON SEPARATE PAGES AND BY REFERENCE HEREIN ARE PART OF THIS CERTIFICATE.	8. INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATE OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION.

NUMBER OF PAGES ATTACHED: 0	NUMBER OF GENERAL PARTNER(S) SIGNATURE (S) IS/ARE 1

It is hereby declared that I am (we are) the perSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)	THIS SPACE FOR FILING OFFICER USE

/s/ D. Russell Burwell 5/21/92	/s/ D. Russell Burwell 5/21/92	9215400002
D. Russell Burwell	Gymno Corporation (General Partner) a California Corporation, its: President

/s/ Michael R. Burwell 5/21/92			FILED
Michael R. Burwell, General Partner			In the office of the
TITLE	DATE	POSITION OR TITLE	Secretary of State

RETURN ACKNOWLEDEMENT TO:	May 27, 1992
/s/ March Fong Eu
Stephen C. Ryan, Esq.	March Fong Eu
Wilson, Ryan & Campilongo	SECRETARY OF STATE
235 Montgomery Street, Suite 450
San Francisco, CA 94104

Exhibit 3.3 (b)

(Seal of the State of California)	State of California Secretary of State Bill Jones	FILED In the office of the Secretary of State Of the State of California

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
March 14, 2000
A $30.00 filing fee must accompany this form.
IMPORTANT - Read instructions before completing this form	/s/ Bill Jones
BILL JONES,
Secretary of State

This space for filing use only

1. SECRETARY OF STATE FILE NUMBER	2. NAME OF LIMITED PARTNERSHIP
199215400002	Redwood Mortgage Investors VIII, a California Limited Partnership

3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED IF NECESSARY

A.	LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”

B.	THE STREET ADDRESS OF THE PRINCIPAL OFFICE

ADDRESS
CITY	STATE	ZIP CODE

C.	THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT

STREET ADDRESS
CITY	STATE	ZIP CODE

D.	THE ADDRESS OF THE GENERAL PARTNER (S)

NAME
ADDRESS
CITY	STATE	ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER	FROM	TO

F.	GENERAL PARTNER(S) CESSATION

G.	GENERAL PARTNER ADDED

NAME	Redwood Mortgage Corp.
ADDRESS	650 El Camino Real, Suite G
CITY	Redwood City	STATE CA	ZIP CODE	94063

H.	THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP

NAME
ADDRESS
CITY	STATE	ZIP CODE

I.	THE NAME OF THE AGENT FOR SERVICE TO PROCESS

J.	IF AN INDIVIDUAL, CALIFORNIA STREET ADDRESS OF THE AGENT FOR SERVICE OF PROCESS

ADDRESS
CITY	STATE	ZIP CODE

K. NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATE OF AMENDMENT, REINSTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION	☐

L.	OTHER MATTERS (ATTACH ADDITIONAL PAGES IF NECESSARY).

4.	TOTAL NUMBER OF PAGES ATTACHED IF ANY 0

5.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THE INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ Michael R. Burwell	General Partner	Michael R. Burwell	2/8/00
SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

/s/ D. Russell Burwell	General Partner/President	Redwood Mortgage Corp. D. Russell Burwell	2/8/00
SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

FORM LP-2

(Seal of the Office of the Secretary of State)

SECRETARY OF STATE

I, Bill Jones, Secretary of State of the State of California, hereby certify:

That the attached transcript of 1 page(s) has been compared with the record on file in the office, of which it purports to be a copy, and that it is full, true and correct.

(Seal of the State of California)

In witness thereof, I execute this certificate and affix the Great Seal of the State of California this day of

April 05, 2002

/s/ Bill Jones
Secretary of State

(Seal of the State of California)	State of California Secretary of State Bill Jones	ENDORSED-FILED In the office of the Secretary of State Of the State of California

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
April 2, 2002
A $30.00 filing fee must accompany this form.
IMPORTANT - Read instructions before completing this form	/s/ Bill Jones
BILL JONES,
Secretary of State

This space for filing use only

1. SECRETARY OF STATE FILE NUMBER	2. NAME OF LIMITED PARTNERSHIP
9215400002	Redwood Mortgage Investors VIII, a California Limited Partnership

3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED IF NECESSARY

A.	LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”

B.	THE STREET ADDRESS OF THE PRINCIPAL OFFICE

ADDRESS
CITY	STATE	ZIP CODE

C.	THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT

STREET ADDRESS
CITY	STATE	ZIP CODE

D.	THE ADDRESS OF THE GENERAL PARTNER (S)

NAME
ADDRESS
CITY	STATE	ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER	FROM	TO

F. GENERAL PARTNER(S) CESSATION D. Russell Burwell

G.	GENERAL PARTNER ADDED

NAME
ADDRESS
CITY	STATE	ZIP CODE

H.	THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP

NAME
ADDRESS
CITY	STATE	ZIP CODE

I.	THE NAME OF THE AGENT FOR SERVICE TO PROCESS

J.	IF AN INDIVIDUAL, CALIFORNIA STREET ADDRESS OF THE AGENT FOR SERVICE OF PROCESS

ADDRESS
CITY	STATE	ZIP CODE

K.	NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATE OF AMENDMENT, REINSTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION ☐

L.	OTHER MATTERS (ATTACH ADDITIONAL PAGES IF NECESSARY).

4.	TOTAL NUMBER OF PAGES ATTACHED IF ANY 0

5.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THE INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED

/s/ Michael R. Burwell	General Partner	Michael R. Burwell	3/28/02
SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

FORM LP-2